UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-05655

DWS Municipal Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	5/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

MAY 31, 2012 Semiannual Report to Shareholders

DWS Municipal Income Trust Ticker Symbol: KTF

Contents
4 Performance Summary
6 Portfolio Management Team
6 Portfolio Summary
8 Investment Portfolio
20 Statement of Assets and Liabilities
21 Statement of Operations
22 Statement of Cash Flows
23 Statement of Changes in Net Assets
24 Financial Highlights
26 Notes to Financial Statements
34 Dividend Reinvestment Plan
36 Additional Information
38 Privacy Statement

The fund's investment objective is to provide a high level of current income exempt from federal income tax.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any gains or losses. Although the fund seeks income that is federally tax-free, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2012 (Unaudited)

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 5/31/12
DWS Municipal Income Trust	6-Month‡	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	12.56%	22.29%	14.26%	9.96%	8.14%
Based on Market Price(a)	13.92%	30.10%	20.43%	12.39%	9.51%
Barclays Municipal Bond Index(b)	5.75%	10.40%	7.32%	5.87%	5.40%
Morningstar Closed-End Municipal National Intermediate Funds Category(c)	9.27%	15.63%	10.32%	5.95%	5.73%

‡ Total returns shown for periods less than one year are not annualized.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

(b) The Barclays Municipal Bond Index is an unmanaged, unleveraged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

(c) Morningstar's Closed-End Municipal National Intermediate Funds category represents muni national intermediate portfolios that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. To lower risk, these portfolios spread their assets across many states and sectors. These portfolios have durations of 4.5 to 7.0 years (or, if duration is unavailable, average maturities of five to 12 years). Morningstar figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Morningstar, Inc. as falling into the Closed-End Municipal National Intermediate Funds category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Morningstar category.

Net Asset Value and Market Price
	As of 5/31/12	As of 11/30/11
Net Asset Value	$13.69	$12.56
Market Price	$14.54	$13.18

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Six Months as of 5/31/12: Income Dividends (common shareholders)	$.42
Capital Gain Distributions	$.01
May Income Dividend (common shareholders)	$.07
Current Annualized Distribution Rate (based on Net Asset Value) as of 5/31/12+	6.14%
Current Annualized Distribution Rate (based on Market Price) as of 5/31/12+	5.78%
Tax Equivalent Distribution Rate (based on Net Asset Value) as of 5/31/12+	9.45%
Tax Equivalent Distribution Rate (based on Market Price) as of 5/31/12+	8.89%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2012. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Distribution rates are historical, not guaranteed and will fluctuate.

Morningstar Rankings — Closed-End Municipal National Intermediate Funds Category as of 5/31/12
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	1	of	16	1
3-Year	1	of	16	1
5-Year	1	of	14	1
10-Year	1	of	12	1

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Management Team

Philip G. Condon, Managing Director

Co-Lead Portfolio Manager of the fund. Joined the fund in 1998.

• Head of U.S. Retail Fixed Income Funds.

• Joined Deutsche Asset Management in 1983.

• Over 35 years of investment industry experience.

• BA and MBA, University of Massachusetts at Amherst.

Michael J. Generazo, Director

Co-Lead Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Deutsche Asset Management in 1999.

• Over 18 years of investment industry experience.

• BS, Bryant College; MBA, Suffolk University.

Portfolio Summary (Unaudited)

Investment Portfolio as of May 31, 2012 (Unaudited)
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 115.8%
Alabama 0.2%
Camden, AL, Industrial Development Board Revenue, Series B, AMT, Prerefunded, 6.375%, 12/1/2024	1,000,000	1,091,570
Arizona 1.1%
Arizona, Salt Verde Financial Corp., Gas Revenue:
5.0%, 12/1/2037	1,050,000	1,074,476
5.5%, 12/1/2029	1,400,000	1,534,722
Phoenix, AZ, Civic Improvement Corp., Airport Revenue, Series A, 5.0%, 7/1/2040	3,000,000	3,243,030
		5,852,228
California 22.1%
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area, Series F-1, 5.125%, 4/1/2039	5,000,000	5,528,150
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series A, 6.0%, 7/1/2039	3,500,000	4,081,630
California, M-S-R Energy Authority, Series A, 7.0%, 11/1/2034	3,180,000	4,150,441
California, San Gorgonio Memorial Healthcare, Election of 2006, Series C, 7.2%, 8/1/2039	5,000,000	5,731,000
California, South Bayside Waste Management Authority, Solid Waste Enterprise Revenue, Shoreway Environmental Center, Series A, 6.25%, 9/1/2029	5,345,000	6,032,260
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp., Series 2003-A-1, Prerefunded, 6.75%, 6/1/2039	11,730,000	12,484,239
California, State General Obligation:
5.0%, 2/1/2033	5,000,000	5,526,100
5.25%, 4/1/2035	4,295,000	4,826,163
5.5%, 3/1/2040	1,370,000	1,549,045
6.0%, 4/1/2038	10,000,000	11,675,800
California, State Public Works Board, Lease Revenue, Capital Projects, Series I-1, 6.375%, 11/1/2034	2,000,000	2,398,700
California, State Public Works Board, Lease Revenue, Department of Corrections, Series C, Prerefunded, 5.5%, 6/1/2021	2,500,000	2,694,725
California, State Public Works Board, Lease Revenue, Department of General Services, Buildings 8 & 9, Series A, 6.25%, 4/1/2034	6,640,000	7,809,237
California, Statewide Communities Development Authority Revenue, American Baptist Homes of the West, 6.25%, 10/1/2039, GTY: American Baptist Homes of the Midwest	1,250,000	1,338,900
Corona-Norco, CA, Unified School District, Election of 2006, Series A, 5.0%, 8/1/2031, INS: AGMC	5,130,000	5,572,668
Kern, CA, High School District, Election of 2004, Series B, 5.0%, 8/1/2030, INS: AGMC	13,270,000	13,994,675
Los Angeles, CA, Community College District, Election of 2008, Series C, 5.25%, 8/1/2039	3,000,000	3,472,620
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, Series B, 5.0%, 5/15/2035	8,500,000	9,381,705
Los Angeles, CA, Department of Water & Power Revenue, Power Systems, Series A-3, 0.13%*, 7/1/2035, SPA: Scotiabank	600,000	600,000
Port Oakland, CA, Series A, AMT, 5.0%, 11/1/2027, INS: NATL	5,850,000	6,119,977
San Diego, CA, Community College District, Election of 2006, 5.0%, 8/1/2036	2,850,000	3,226,827
		118,194,862
Colorado 1.0%
Colorado, E-470 Public Highway Authority Revenue, Series A-1, 5.5%, 9/1/2024, INS: NATL	2,500,000	2,709,400
Colorado, Health Facilities Authority Revenue, Covenant Retirement Communities, Inc., 5.0%, 12/1/2035	2,500,000	2,401,500
Colorado, Single Family Housing Revenue, Series B2, AMT, 7.25%, 10/1/2031	80,000	82,357
		5,193,257
Florida 10.5%
Miami-Dade County, FL, Aviation Revenue, Series A, 5.5%, 10/1/2041	10,000,000	11,272,900
Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
Series A, AMT, 5.25%, 10/1/2033, INS: AGC	8,500,000	9,027,680
Series A-1, 5.375%, 10/1/2035	2,000,000	2,254,300
Miami-Dade County, FL, Educational Facilities Authority Revenue, University of Miami, Series A, 5.75%, 4/1/2028	3,000,000	3,330,390
Miami-Dade County, FL, Expressway Authority, Toll Systems Revenue, Series A, 5.0%, 7/1/2035, INS: AGMC	3,000,000	3,286,710
North Brevard County, FL, Hospital District Revenue, Parrish Medical Center Project:
5.5%, 10/1/2028	5,290,000	5,746,739
5.75%, 10/1/2038	5,000,000	5,471,800
Orlando & Orange County, FL, Expressway Authority Revenue:
Series C, 5.0%, 7/1/2035	2,705,000	2,975,446
Series A, 5.0%, 7/1/2040	11,895,000	12,979,586
		56,345,551
Georgia 7.4%
Atlanta, GA, Airport Revenue:
Series A, 5.0%, 1/1/2035	1,030,000	1,125,275
Series C, AMT, 5.0%, 1/1/2037	440,000	472,010
Atlanta, GA, Water & Wastewater Revenue, Series A, 6.25%, 11/1/2039	5,815,000	6,922,583
Gainesville & Hall County, GA, Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Healthcare, Series A, 5.5%, 2/15/2045	2,135,000	2,343,205
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2020	7,250,000	8,232,303
Series A, 5.5%, 9/15/2024	5,000,000	5,535,300
Series A, 5.5%, 9/15/2028	10,000,000	11,205,700
Georgia, Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare Systems, 6.5%, 8/1/2038, INS: AGC	3,300,000	3,786,486
		39,622,862
Hawaii 2.2%
Hawaii, State Airports Systems Revenue, Series A, 5.0%, 7/1/2039	4,200,000	4,543,266
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Inc., 6.5%, 7/1/2039, GTY: Hawaiian Electric Co., Inc.	1,000,000	1,160,870
Honolulu City & County, HI, Wastewater Systems Revenue, Series A, 5.25%, 7/1/2036	5,215,000	6,098,838
		11,802,974
Idaho 1.0%
Idaho, Health Facilities Authority Revenue, St. Luke's Regional Medical Center:
5.0%, 7/1/2035, INS: AGMC	2,500,000	2,726,125
6.75%, 11/1/2037	2,135,000	2,507,173
		5,233,298
Illinois 11.2%
Chicago, IL, Airport Revenue, O'Hare International Airport:
AMT, 5.5%, 1/1/2014, INS: AMBAC	10,000,000	10,032,200
Series A, 5.75%, 1/1/2039	5,000,000	5,809,600
Series B, 6.0%, 1/1/2041	9,000,000	10,607,940
Chicago, IL, General Obligation, Series A, 5.25%, 1/1/2035	2,025,000	2,239,063
Chicago, IL, Water Revenue, 5.0%, 11/1/2032	3,000,000	3,447,840
Illinois, Finance Authority Revenue, Advocate Health Care Network:
Series B, 5.375%, 4/1/2044	2,500,000	2,719,975
Series D, 6.5%, 11/1/2038	1,000,000	1,166,980
Illinois, Finance Authority Revenue, Elmhurst Memorial Healthcare, Series A, 5.625%, 1/1/2037	3,000,000	3,185,400
Illinois, Finance Authority Revenue, Memorial Health Systems, 5.5%, 4/1/2039	4,200,000	4,506,978
Illinois, Finance Authority Revenue, Northwest Community Hospital, Series A, 5.5%, 7/1/2038	5,750,000	6,203,387
Illinois, Finance Authority Revenue, Roosevelt University Project, 6.5%, 4/1/2044	3,000,000	3,292,470
Illinois, Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, McCormick Place, Series B, 5.0%, 6/15/2050, INS: AGMC	3,000,000	3,166,440
Illinois, Railsplitter Tobacco Settlement Authority, 6.0%, 6/1/2028	915,000	1,051,802
Illinois, State Finance Authority Revenue, Ascension Health Credit Group:
Series A, 5.0%, 11/15/2032	730,000	817,176
Series A, 5.0%, 11/15/2037	520,000	568,953
University of Illinois, Auxiliary Facilities Systems, Series A, 5.25%, 4/1/2041	1,250,000	1,378,450
		60,194,654
Indiana 0.4%
Indiana, Finance Authority Hospital Revenue, Deaconess Hospital Obligation, Series A, 6.75%, 3/1/2039	1,745,000	2,040,341
Kentucky 1.8%
Kentucky, Economic Development Finance Authority, Louisville Arena Project Revenue, Series A-1, 6.0%, 12/1/2042, INS: AGC	4,000,000	4,344,160
Louisville & Jefferson County, KY, Metropolitan Government Health Systems Revenue, Norton Healthcare, Inc., 5.0%, 10/1/2030	5,000,000	5,159,700
		9,503,860
Louisiana 1.1%
Louisiana, Public Facilities Authority, Hospital Revenue, Lafayette General Medical Center, 5.5%, 11/1/2040	3,000,000	3,242,430
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	2,315,000	2,414,707
		5,657,137
Maryland 0.5%
Maryland, State Health & Higher Educational Facilities Authority Revenue, Anne Arundel Health Systems, Series A, 6.75%, 7/1/2039	1,100,000	1,316,799
Maryland, State Health & Higher Educational Facilities Authority Revenue, Washington County Hospital, 5.75%, 1/1/2033	1,500,000	1,594,260
		2,911,059
Massachusetts 1.9%
Massachusetts, Airport Revenue, U.S. Airways, Inc. Project, Series A, AMT, 5.875%, 9/1/2023, INS: NATL	5,000,000	5,017,700
Massachusetts, State Development Finance Agency Revenue, Masonic Nursing Home, Series B, 0.12%*, 7/1/2032, LOC: TD Bank NA	1,356,000	1,356,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	3,570,000	3,920,752
		10,294,452
Michigan 4.8%
Michigan, State Building Authority Revenue, Series I-A, 5.375%, 10/15/2041	7,500,000	8,496,525
Michigan, State Building Authority Revenue, Facilities Program:
Series H, 5.125%, 10/15/2033	2,495,000	2,745,273
Series I, 6.0%, 10/15/2038	1,000,000	1,146,860
Michigan, State Hospital Finance Authority Revenue, Henry Ford Health Hospital, 5.75%, 11/15/2039	5,000,000	5,540,500
Michigan, State Hospital Finance Authority, Trinity Health Credit Group, Series C, 5.0%, 12/1/2034	4,950,000	5,534,298
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital, 8.25%, 9/1/2039	1,800,000	2,304,612
		25,768,068
Minnesota 0.3%
Minneapolis, MN, Health Care Systems Revenue, Fairview Health Services, Series A, 6.75%, 11/15/2032	1,140,000	1,376,174
Mississippi 0.3%
Warren County, MS, Gulf Opportunity Zone, International Paper Co., Series A, 6.5%, 9/1/2032	1,525,000	1,712,819
Nevada 2.8%
Clark County, NV, Airport Revenue, Series B, 5.125%, 7/1/2036	4,305,000	4,676,134
Henderson, NV, Health Care Facility Revenue, Catholic Healthcare West, Series B, 5.25%, 7/1/2031	10,000,000	10,562,400
		15,238,534
New Jersey 4.9%
New Jersey, Economic Development Authority Revenue, Cigarette Tax, Prerefunded, 5.75%, 6/15/2034	1,090,000	1,207,796
New Jersey, Hospital & Healthcare Revenue, General Hospital Center at Passaic, ETM, 6.75%, 7/1/2019, INS: AGMC	5,000,000	6,292,300
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,400,000	1,400,140
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., Prerefunded, 5.75%, 6/1/2032	1,300,000	1,300,000
New Jersey, State Transportation Trust Fund Authority, Transportation Systems:
Series B, 5.5%, 6/15/2031	1,200,000	1,404,348
Series A, 5.5%, 6/15/2041	5,460,000	6,338,842
Series A, 6.0%, 12/15/2038	1,955,000	2,265,024
Series A, Prerefunded, 6.0%, 12/15/2038	1,045,000	1,375,617
New Jersey, State Turnpike Authority Revenue:
Series A, 5.0%, 1/1/2035 (a)	1,065,000	1,190,862
Series E, 5.25%, 1/1/2040	1,750,000	1,948,765
New Jersey, Tobacco Settlement Financing Corp., Series 1-A, 5.0%, 6/1/2041	1,700,000	1,325,320
		26,049,014
New York 8.8%
New York, State Agency General Obligation Lease, Higher Education Revenue, Dormitory Authority, City University, Series A, 5.625%, 7/1/2016	1,500,000	1,682,955
New York, State Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds, New York City Municipal Water Finance Authority Projects, 5.0%, 6/15/2036	2,000,000	2,293,280
New York, State Liberty Development Corp. Revenue, World Trade Center Port Authority Construction:
5.0%, 12/15/2041	4,255,000	4,737,730
5.25%, 12/15/2043	5,000,000	5,697,850
New York, Tobacco Settlement Financing Corp., Series B-1C, 5.5%, 6/1/2019	15,500,000	16,278,875
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Second General Resolution:
Series DD-3A, 0.16%*, 6/15/2043, SPA: U.S. Bank NA	4,000,000	4,000,000
Series EE, 5.375%, 6/15/2043	3,750,000	4,332,413
Niagara Falls, NY, School District General Obligation, 5.6%, 6/15/2014, INS: AGMC	1,180,000	1,307,711
Port Authority of New York & New Jersey, AMT, 5.0%, 10/1/2034	6,000,000	6,650,820
		46,981,634
North Carolina 0.9%
North Carolina, Electric Revenue, Municipal Power Agency, Series C, 5.375%, 1/1/2017	1,000,000	1,026,770
North Carolina, Medical Care Commission, Health Care Facilities Revenue, University Health System, Series D, 6.25%, 12/1/2033	3,000,000	3,495,840
		4,522,610
North Dakota 0.7%
Fargo, ND, Sanford Health Systems Revenue, 6.25%, 11/1/2031	3,240,000	3,896,068
Ohio 2.1%
Lucas County, OH, Hospital Revenue, Promedica Healthcare, Series A, 6.5%, 11/15/2037	1,500,000	1,848,015
Ohio, State Hospital Facility Revenue, Cleveland Clinic Health:
Series A, 5.5%, 1/1/2039	5,000,000	5,553,800
Series B, 5.5%, 1/1/2039	3,500,000	3,887,660
		11,289,475
Pennsylvania 2.3%
Allegheny County, PA, Hospital Development Authority Revenue, University of Pittsburgh Medical, 5.625%, 8/15/2039	1,700,000	1,896,690
Franklin County, PA, Industrial Development Authority Revenue, Chambersburg Hospital Project, 5.375%, 7/1/2042	7,000,000	7,447,510
Philadelphia, PA, Airport Revenue, Series A, 5.0%, 6/15/2035	2,835,000	3,029,226
		12,373,426
Puerto Rico 3.9%
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 5.375%, 8/1/2039	3,200,000	3,427,840
Series A, 6.5%, 8/1/2044	15,000,000	17,709,750
		21,137,590
Rhode Island 0.4%
Rhode Island, Health & Educational Building Corp., Higher Education Facility Revenue, University of Rhode Island, Series A, 6.25%, 9/15/2034	2,000,000	2,316,500
South Carolina 1.8%
Greenwood County, SC, Hospital Revenue, Self Regional Healthcare, Series B, 5.0%, 10/1/2031	1,000,000	1,091,210
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance, Series C, Prerefunded, 7.0%, 8/1/2030	5,420,000	5,837,486
South Carolina, State Ports Authority Revenue, 5.25%, 7/1/2040	2,550,000	2,830,475
		9,759,171
Tennessee 2.9%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue, 5.0%, 12/15/2021	2,000,000	2,136,000
Jackson, TN, Hospital Revenue, Jackson-Madison Project, 5.625%, 4/1/2038	4,000,000	4,351,240
Shelby County, TN, Health, Educational & Housing Facility Board, Hospital Revenue, Methodist Health Care, Prerefunded, 6.5%, 9/1/2026	7,000,000	7,111,020
Sullivan County, TN, Health, Educational & Housing Facilities Board, Hospital Revenue, Wellmont Health Systems Project, Series C, 5.25%, 9/1/2036	2,050,000	2,108,322
		15,706,582
Texas 12.8%
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare System, Series B, 7.25%, 12/1/2035	1,000,000	1,203,120
Harris County, TX, Houston Port Authority, Series A, AMT, 6.25%, 10/1/2029	3,000,000	3,723,540
Houston, TX, Airport Revenue, People Mover Project, Series A, AMT, 5.5%, 7/15/2017, INS: AGMC	3,300,000	3,310,395
North Texas, Tollway Authority Revenue:
First Tier, Series A, 5.625%, 1/1/2033	3,500,000	3,875,060
Second Tier, Series F, 5.75%, 1/1/2038	6,500,000	7,075,770
First Tier, 6.0%, 1/1/2043	5,000,000	5,781,200
North Texas, Tollway Authority Revenue, Special Project Systems, Series D, 5.0%, 9/1/2032	2,000,000	2,278,440
Texas, Dallas/Fort Worth International Airport Revenue:
Series A, 5.25%, 11/1/2038	4,000,000	4,452,400
Series A, AMT, 5.875%, 11/1/2016, INS: FGIC, NATL	1,955,000	1,962,683
Texas, Industrial Development Revenue, Waste Disposal Authority, Series A, AMT, 6.1%, 8/1/2024	2,000,000	2,013,080
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue:
Series B, 0.867%**, 12/15/2017	7,970,000	7,395,443
Series B, 1.017%**, 12/15/2026	1,500,000	1,128,030
Series D, 6.25%, 12/15/2026	5,000,000	5,957,850
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue:
5.5%, 8/1/2021	1,155,000	1,311,341
5.5%, 8/1/2025	7,250,000	8,206,202
Texas, Southwest Higher Education Authority, Inc., Southern Methodist University Project, 5.0%, 10/1/2035	1,600,000	1,818,544
West Harris County, TX, Regional Water Authority, Water Systems Revenue, 5.0%, 12/15/2035	6,500,000	7,143,305
		68,636,403
Virginia 0.3%
Washington County, VA, Industrial Development Authority, Hospital Facility Revenue, Mountain States Health Alliance, Series C, 7.75%, 7/1/2038	1,370,000	1,689,251
Washington 2.7%
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center, Series A, 6.125%, 8/15/2037	6,000,000	6,454,740
Washington, State Health Care Facilities Authority, Swedish Health Services, Series A, 6.75%, 11/15/2041	1,825,000	2,422,304
Washington, State Motor Vehicle Tax-Senior 520 Corridor Program, Series C, 5.0%, 6/1/2031	5,000,000	5,828,650
		14,705,694
Wisconsin 0.7%
Badge, WI, Tobacco Asset Securitization Corp., Prerefunded, 6.125%, 6/1/2027	1,700,000	1,700,000
Wisconsin, State Health & Educational Facilities Authority Revenue, Prohealth Care, Inc. Obligation Group, 6.625%, 2/15/2039	1,555,000	1,796,352
		3,496,352
Total Municipal Bonds and Notes (Cost $543,516,466)		620,593,470

Municipal Inverse Floating Rate Notes (b) 43.3%
California 2.1%
California, San Francisco Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (c)	10,000,000	11,263,665
Trust: California, San Francisco Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-5, 144A, 13.574%, 4/1/2014, Leverage Factor at purchase date: 3 to 1
Florida 6.7%
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2023, INS: AGMC (c)	3,740,000	4,102,686
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2024, INS: AGMC (c)	3,915,000	4,294,658
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2025, INS: AGMC (c)	4,122,500	4,522,280
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2026, INS: AGMC (c)	4,317,500	4,736,190
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2032, INS: AGMC (c)	16,470,000	18,067,180
Trust: Miami-Dade County, FL, Transit Improvements, Series 2008-1160, 144A, 9.201%, 7/1/2016, Leverage Factor at purchase date: 2 to 1
		35,722,994
Massachusetts 4.9%
Massachusetts, State Water Pollution Abatement Trust, Series 13, 5.0%, 8/1/2032 (c)	18,250,000	20,598,829
Massachusetts, State Water Pollution Abatement Trust, Series 13, 5.0%, 8/1/2037 (c)	5,000,000	5,643,515
Trust: Massachusetts, State Pollution Control, Water Utility Improvements, Series 3159, 144A, 13.512%, 8/1/2015, Leverage Factor at purchase date: 3 to 1
		26,242,344
Nevada 6.0%
Clark County, NV, General Obligation, Limited Tax-Bond Bank, 5.0%, 6/1/2028 (c)	9,447,355	10,435,494
Clark County, NV, General Obligation, Limited Tax-Bond Bank, 5.0%, 6/1/2029 (c)	9,919,723	10,957,269
Clark County, NV, General Obligation, Limited Tax-Bond Bank, 5.0%, 6/1/2030 (c)	9,627,878	10,634,898
Trust: Clark County, NV, General Obligation, Series 3158, 144A, 13.513%, 6/1/2016, Leverage Factor at purchase date: 3 to 1
		32,027,661
New York 13.4%
New York, State Dormitory Authority, State Personal Income Tax Revenue, Series A, 5.0%, 3/15/2026 (c)	10,000,000	11,455,027
Trust: New York, State Dormitory Authority Revenue, Series 3160, 144A, 13.514%, 3/15/2015, Leverage Factor at purchase date: 3 to 1
New York, State Dormitory Authority, State Personal Income Tax Revenue, Series A, 5.0%, 3/15/2024 (c)	10,000,000	11,664,200
Trust: New York, State Dormitory Authority Revenue, Secondary Issues, Series 1955-3, 144A, 17.87%, 3/15/2015, Leverage Factor at purchase date: 4 to 1
New York, State Dormitory Authority Revenues, State Supported Debt, University Dormitory Facilities, 5.0%, 7/1/2025 (c)	5,425,000	6,068,863
New York, State Dormitory Authority Revenues, State Supported Debt, University Dormitory Facilities, 5.0%, 7/1/2027 (c)	8,080,000	9,038,971
Trust: New York, State Dormitory Authority Revenues, Series 3169, 144A, 13.511%, 7/1/2015, Leverage Factor at purchase date: 3 to 1
New York, Triborough Bridge & Tunnel Authority Revenues, Series C, 5.0%, 11/15/2033 (c)	12,000,000	13,537,800
Trust: New York, Triborough Bridge & Tunnel Authority Revenues, Series 2008-1188, 144A, 9.16%, 11/15/2033, Leverage Factor at purchase date: 2 to 1
New York City, NY, Transitional Finance Authority Revenue, Series C-1, 5.0%, 11/1/2027 (c)	17,560,000	20,292,336
Trust: New York City, NY, Series 2008-1190, 144A, 9.16%, 11/1/2027, Leverage Factor at purchase date: 2 to 1
		72,057,197
Tennessee 6.8%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2027 (c)	10,756,695	12,456,237
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-3, 144A, 17.865%, 1/1/2016, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2026 (c)	10,200,000	11,869,128
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-2, 144A, 17.87%, 1/1/2016, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2028 (c)	10,564,925	11,929,594
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-4, 144A, 17.878%, 1/1/2016, Leverage Factor at purchase date: 4 to 1
		36,254,959
Virginia 3.4%
Virginia, State Resource Authority, Clean Water Revenue, 5.0%, 10/1/2027 (c)	8,190,000	9,553,476
Virginia, State Resource Authority, Clean Water Revenue, 5.0%, 3/25/2028 (c)	7,630,000	8,900,247
Trust: Virginia, State Resource Authority, Clean Water Revenue, Series 2917, 144A, 11.147%, 10/1/2028, Leverage Factor at purchase date: 2.5 to 1
		18,453,723
Total Municipal Inverse Floating Rate Notes (Cost $208,262,283)		232,022,543

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $751,778,749)+	159.1	852,616,013
Other Assets and Liabilities, Net	(22.0)	(117,758,894)
Preferred Shares, at Redemption Value	(37.1)	(198,750,000)
Net Assets Applicable to Common Shareholders	100.0	536,107,119

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rate as of May 31, 2012.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of May 31, 2012.

+ The cost for federal income tax purposes was $749,304,229. At May 31, 2012, net unrealized appreciation for all securities based on tax cost was $103,311,784. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $104,550,492 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,238,708.

(a) When-issued security.

(b) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(c) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FGIC: Financial Guaranty Insurance Co.

GTY: Guaranty Agreement

INS: Insured

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (d)	$—	$852,616,013	$—	$852,616,013
Total	$—	$852,616,013	$—	$852,616,013

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended May 31, 2012.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2012 (Unaudited)
Assets
Investments in non-affiliated securities, at value (cost $751,778,749)	$852,616,013
Cash	293,537
Interest receivable	12,548,495
Other assets	134,607
Total assets	865,592,652
Liabilities
Payable for investments purchased — when-issued securities	1,183,732
Payable for floating rate notes issued	128,846,576
Distributions payable	2,363
Accrued management fee	336,008
Accrued Trustees' fees	6,056
Other accrued expenses and payables	360,798
Total liabilities	130,735,533
Remarketed preferred shares, at redemption value	198,750,000
Net assets applicable to common shareholders, at value	$536,107,119
Net Assets Applicable to Common Shareholders Consist of
Undistributed net investment income	17,254,405
Net unrealized appreciation (depreciation) on investments	100,837,264
Accumulated net realized gain (loss)	(6,881,752)
Paid-in capital	424,897,202
Net assets applicable to common shareholders, at value	$536,107,119
Net Asset Value
Net Asset Value per common share ($536,107,119 ÷ 39,163,251 outstanding shares of beneficial interest, $.01 par value, unlimited number of common shares authorized)	$13.69

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended May 31, 2012 (Unaudited)
Investment Income
Income: Interest	$20,790,035
Expenses: Management fee	1,979,801
Services to shareholders	30,147
Custodian fee	6,283
Professional fees	72,528
Reports to shareholders	38,097
Trustees' fees and expenses	15,034
Interest expense and fees on floating rate notes issued	542,437
Remarketing agent fee	206,229
Stock exchange listing fees	17,821
Other	52,211
Total expenses	2,960,588
Net investment income	17,829,447
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	4,434,229
Change in net unrealized appreciation (depreciation) on investments	39,034,353
Net gain (loss)	43,468,582
Net increase (decrease) in net assets resulting from operations	$61,298,029
Distributions to Remarketed Preferred Shareholders	(152,264)
Net increase (decrease) in net assets applicable to common shareholders	$61,145,765

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the six months ended May 31, 2012 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations (excluding distributions to Remarketed Preferred Shareholders)	$61,298,029
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of long-term investments	(205,913,779)
Net amortization/accretion of premium/(accretion of discount)	42,939
Proceeds from sales and maturities of long-term investments	220,006,023
(Increase) decrease in interest receivable	9,770
(Increase) decrease in other assets	19,104
(Increase) decrease in receivable for investments sold	1,070,000
Increase (decrease) in payable for investments — when-issued securities purchased	(87,464)
Increase (decrease) in accrued expenses and payables	231,079
Change in net unrealized (appreciation) depreciation on investments	(39,034,353)
Net realized (gain) loss from investments	(4,434,229)
Cash provided (used) by operating activities	33,207,119
Cash Flows from Financing Activities
Distributions paid (net of reinvestment of distributions)	(16,270,268)
Increase (decrease) in payable for floating rate notes issued	(16,750,000)
Cash provided (used) for financing activities	(33,020,268)
Increase (decrease) in cash	186,851
Cash at beginning of period	106,686
Cash at end of period	$293,537
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$689,001
Interest expense and fees on floating rate notes issued	$(542,437)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2012 (Unaudited)	Year Ended November 30, 2011
Operations: Net investment income (loss)	$17,829,447	$36,398,412
Net realized gain (loss)	4,434,229	(1,118,083)
Change in net unrealized appreciation (depreciation)	39,034,353	18,472,809
Net increase (decrease) in net assets resulting from operations	61,298,029	53,753,138
Distributions to Remarketed Preferred Shareholders	(152,264)	(441,372)
Net increase (decrease) in net assets applicable to common shareholders	61,145,765	53,311,766
Distributions to common shareholders from: Net investment income	(16,436,773)	(32,829,776)
Net realized gains	(371,559)	—
Total distributions	(16,808,332)	(32,829,776)
Fund share transactions: Net proceeds from shares issued to common shareholders in reinvestment of distributions	689,001	662,845
Net increase (decrease) in net assets from Fund share transactions	689,001	662,845
Increase (decrease) in net assets	45,026,434	21,144,835
Net assets at beginning of period applicable to common shareholders	491,080,685	469,935,850
Net assets at end of period applicable to common shareholders (including undistributed net investment income of $17,254,405 and $16,013,995, respectively)	$536,107,119	$491,080,685
Other Information
Common shares outstanding at beginning of period	39,111,469	39,055,581
Shares issued to common shareholders in reinvestment of distributions	51,782	55,888
Common shares outstanding at end of period	39,163,251	39,111,469

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended November 30,
	Six Months Ended 5/31/12 (Unaudited)		2011	2010	2009	2008		2007
Selected Per Share Data Applicable to Common Shareholders
Net asset value, beginning of period	$12.56		$12.03	$11.94	$9.72	$11.79		$12.17
Income (loss) from investment operations: Net investment incomea	.46		.93	.94	1.01	.91		.85
Net realized and unrealized gain (loss)	1.10		.45	.00 ***	2.03	(2.15)		(.38)
Total from investment operations	1.56		1.38	.94	3.04	(1.24)		.47
Distributions to Remarketed Preferred Shareholders from net investment income (common share equivalent)	(.00	)***	(.01)	(.01)	(.04)	(.24)		(.27)
Net increase (decrease) in net assets from operations applicable to common shareholders	1.56		1.37	.93	3.00	(1.48)		.20
Less distributions applicable to common shareholders from: Net investment income	(.42)		(.84)	(.84)	(.78)	(.59)		(.58)
Net realized gains	(.01)		—	—	—	—		—
Total distributions	$(.43)		$(.84)	$(.84)	$(.78)	$(.59)		$(.58)
Reimbursement by Advisor	—		—	—	—	—		.00	***
Net asset value, end of period	$13.69		$12.56	$12.03	$11.94	$9.72		$11.79
Market price, end of period	$14.54		$13.18	$12.12	$11.36	$8.26		$10.43
Total Return
Based on net asset value (%)c	12.56	**	12.03	7.94	32.65	(12.55	)b	2.04	b,d
Based on market price (%)c	13.92	**	16.69	14.30	48.52	(16.00)		.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	536		491	470	465	379		459
Ratio of expenses before fee reductions (%) (based on net assets of common shares, including interest expense)e,f	1.14	*	1.23	1.24	1.49	2.04		1.39
Ratio of expenses after fee reductions (%) (based on net assets of common shares, including interest expense)e,g	1.14	*	1.23	1.24	1.49	2.03		1.38
Financial Highlights (continued)
			Years Ended November 30,
	Six Months Ended 5/31/12 (Unaudited)		2011	2010	2009	2008		2007
Ratio of expenses after fee reductions (%) (based on net assets of common shares, excluding interest expense)h	.93	*	.98	.98	1.14	1.15		1.10
Ratio of net investment income (%) (based on net assets of common shares)	6.84	*	7.81	7.61	9.17	8.08		7.19
Ratio of net investment income (%) (based on net assets of common and remarketed preferred shares)	4.95	*	5.47	5.38	5.83	5.04		4.57
Portfolio turnover rate (%)	24	**	33	34	61	119		57
Remarketed preferred shares information at end of period: Aggregate amount outstanding ($ millions)	199		199	199	199	265		265
Asset coverage per share ($)i	18,487		17,354	16,822	16,706	12,151		13,667
Liquidation and market price per share ($)	5,000		5,000	5,000	5,000	5,000		5,000

a Based on average common shares outstanding during the period.
b Total return would have been lower had certain fees not been reduced.
c Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
d Includes a non-recurring reimbursement of $175,116 from the Advisor for a fee previously charged to the Fund. Excluding this non-recurring reimbursement, total return would have been 0.04% lower.
e Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
f The ratio of expenses before fee reductions (based on net assets of common and remarketed preferred shares, including interest expense) were 0.82%*, 0.87%, 0.88%, 0.95%, 1.28% and 0.88% for the periods ended May 31, 2012, November 30, 2011, 2010, 2009, 2008 and 2007, respectively.
g The ratio of expenses after fee reductions (based on net assets of common and remarketed preferred shares, including interest expense) were 0.82%*, 0.87%, 0.88%, 0.95%, 1.27% and 0.88% for the periods ended May 31, 2012, November 30, 2011, 2010, 2009, 2008 and 2007, respectively.
h The ratio of expenses after fee reductions (based on net assets of common and remarketed preferred shares, excluding interest expense) were 0.67%*, 0.69%, 0.69%, 0.72%, 0.72% and 0.70% for the periods ended May 31, 2012, November 30, 2011, 2010, 2009, 2008 and 2007, respectively.
i Asset coverage per share equals net assets of common shares plus the redemption value of the remarketed preferred shares divided by the total number of remarketed preferred shares outstanding at the end of the period.
* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Municipal Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Municipal debt securities are valued by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

When Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate municipal bond into a special purpose trust (the "Trust"). In turn the Trust issues a short-term floating rate note and an inverse floater. The income stream from the underlying bond in the Trust is divided between the floating rate note and the inverse floater. The income provided by the inverse floater bears an inverse relationship with the short-term rate paid to the floating rate note holder. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is paid to a third party, usually a tax-exempt money market fund, at rates that generally reset weekly. The inverse floater earns all of the interest from the underlying fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the Trust. The inverse floater represents an investment in the underlying bond on a leveraged basis; the Fund bears all of the price risk of the underlying bond in the Trust and receives all the benefits from any potential appreciation of the underlying bond's value. The floating rate notes issued by the Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the Trust are included in "Interest expense and fees on floating rate notes issued" in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The weighted average outstanding daily balance of the floating rate notes issued during the six months ended May 31, 2012 was approximately $141,112,000, with a weighted average interest rate of 0.77%.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At November 30, 2011, the Fund had a net tax basis capital loss carryforward of approximately $12,943,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2014 ($912,000), November 30, 2016 ($7,370,000), November 30, 2017 ($2,864,000), November 30, 2018 ($500,000) and November 30, 2019 ($1,297,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Remarketed Preferred Shares. The Fund has issued and outstanding 8,100 Series A, 8,025 Series B, 8,100 Series C, 8,025 Series D and 7,500 Series E remarketed preferred shares ("Remarketed Preferred Shares"), each at a liquidation value of $5,000 per share. The Remarketed Preferred Shares are senior to and have certain class specific preferences over the common shares. The dividend rate on each series of Remarketed Preferred Shares is set through a remarketing process, and the dividends are generally paid every seven days. The remarketing agent receives an annualized fee from the Fund of 0.25% times the liquidation value of the Fund's Remarketed Preferred Shares (remarketing agent fee) and is responsible for the payment of any commissions to broker-dealers participating in the remarketing process based on shares sold. Currently, the remarketing agent is the only participating broker-dealer.

For remarketing to be successful, the number of Remarketed Preferred Shares bid must meet or exceed the number of Remarketed Preferred Shares being offered for sale. Since February 2008, remarketings of the Remarketed Preferred Shares have failed. Under the terms of the Remarketed Preferred Shares designation statement, in the event of a failed remarketing, the Remarketed Preferred Shares' dividend rate adjusts to a "maximum rate." Based on current Remarketed Preferred Share ratings, the maximum rate is 125% of the Commercial Paper Rate (generally defined as the 60-day AA/Aa commercial paper rate). The next succeeding dividend period following the remarketing failure automatically adjusts to a 7-day period, which continues until the next successful remarketing. Remarketed preferred shareholders may offer their shares for sale at the next scheduled remarketing, subject to the same risk that the subsequent remarketing will not attract sufficient demand for a successful remarketing to occur. Broker-dealers may also try to facilitate secondary trading in the Remarketed Preferred Shares, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount.

While prolonged remarketing failures have affected the liquidity for the Remarketed Preferred Shares, a failed remarketing does not represent a default on or loss of capital of, the Fund's Remarketed Preferred Shares and the remarketed preferred shareholders have continued to receive dividends at the previously defined "maximum rate." Prolonged remarketing failures may increase the cost of leverage to the Fund.

During the six months ended May 31, 2012, the dividend rates ranged from 0.088% to 0.238% for Series A, 0.088% to 0.238% for Series B, 0.088% to 0.238% for Series C, 0.088% to 0.238% for Series D and 0.063% to 0.288% for Series E. The 1940 Act requires that the remarketed preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the Remarketed Preferred Shares are unpaid for two full years. Unless otherwise required by law or under the terms of the Remarketed Preferred Shares designation statement, each remarketed preferred shareholder is entitled to one vote and remarketed preferred shareholders will vote together with common shareholders as a single class.

Leverage involves risks and special considerations for the Fund's common shareholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund's common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates will reduce the return to common shareholders; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's common shares. Changes in the value of the Fund's portfolio will be borne entirely by the common shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to redeem Remarketed Preferred Shares to comply with asset coverage or other restrictions imposed by the rating agencies that rate the Remarketed Preferred Shares. The Fund is subject to certain restrictions on its investments imposed by guidelines of the rating agencies. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. There is no assurance that the Fund's leveraging strategy will be successful.

On July 12, 2012, Moody's Investors Service ("Moody's") announced that it had downgraded the rating of the Remarketed Preferred Shares from Aaa to Aa1. See Footnote E. Subsequent Event for more information.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at May 31, 2012.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended May 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $205,913,779 and $220,006,023, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The management fee payable under the Investment Management Agreement is equal to an annualized rate of 0.55% of the Fund's average weekly net assets, computed and accrued daily and payable monthly. Average weekly net assets, for purposes of determining the management fee, means the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund (other than the liquidation value of the Remarketed Preferred Shares).

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2012, the amount charged to the Fund by DISC aggregated $15,738, of which is $8,270 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $6,527, of which $6,520 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Other Related Parties. Deutsche Bank Trust Company Americas, an affiliate of the Advisor, charges an administration fee for the remarketed preferred shares. For the six months ended May 31, 2012, the amount charged to the Fund by Deutsche Bank Trust Company Americas included in the Statement of Operations under "other" aggregated $12,500, all of which was paid.

D. Share Repurchases

The Fund is authorized to effect periodic repurchases of its outstanding shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the six months ended May 31, 2012, the Fund did not repurchase shares.

E. Subsequent Event

On July 12, 2012, Moody's Investors Service ("Moody's") announced that it had downgraded the rating of the Fund's Remarketed Preferred Shares. The downgrade was one of many downgrades announced by Moody's with respect to securities of most equity, state-specific municipal, and national municipal closed-end funds. The downgrades were announced by Moody's after it had concluded its reviews of the Aaa ratings assigned to all closed-end fund obligations. Moody's initiated the reviews following its publication on May 2, 2012 of its revised methodology for rating debt securities and preferred stock issued by closed-end funds. With respect to national municipal closed-end funds, Moody's announced ratings downgrades for sixty-nine such funds.

The downgrade of the Remarketed Preferred Shares' rating was the result of a decision by Moody's to revise its ratings methodology and was not specifically related to any changes in the Fund's portfolio investments or structure. Rather, the downgrade was the result of Moody's industry-wide review that followed its announcement of its ratings methodology changes. As part of these changes, Moody's press release on the subject stated that, in addition to key ratings factors discussed in its press release, it also considered the priority of claim of specific securities. With respect to preferred securities, Moody's noted that a one-notch downward adjustment from its analysis of key ratings factors was made to reflect the weaker position of such securities in the capital structure. As a result of this review, Moody's downgraded the Remarketed Preferred Shares' rating from Aaa to Aa1.

Moody's downgrade of the Remarketed Preferred Shares' rating has no effect on the maximum rate payable on the Remarketed Preferred Shares under their Certificate of Designation. Moreover, there have been no resultant changes in the Fund's objective or investment strategies.

Dividend Reinvestment Plan

A summary of the Fund's Dividend Reinvestment Plan (the "Plan") is set forth below. Shareholders may obtain a copy of the entire Plan by visiting the Fund's Web site at www.dws-investments.com or by writing or calling DWS Investment Service Company ("DISC") at:

P.O. Box 219066

Kansas City, Missouri 64121-9066

(800) 294-4366

If you wish to participate in the Plan and your shares are held in your own name, simply contact DISC for the appropriate form. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan. The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant any cash dividends and capital gains distributions (collectively, "Distributions") paid on shares of the Fund (the "Shares"). Shares in a participant's Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

If, on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per Share, funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). The Plan Agent (currently Computershare Inc.) will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that the Plan Agent is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to the Plan Agent, Shares valued at net asset value per Share in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' Accounts. The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

Although the Fund seeks income that is exempt from federal income tax, a portion of the Distributions may be subject to federal, state and local taxes, including the alternative minimum tax. The reinvestment of Distributions does not relieve the participant of any tax that many be payable on the Distributions. The Transfer Agent will report to each participant the taxable amount of Distributions credited to his or her account. Participants will be treated for federal income tax purposes as receiving the amount of the Distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the shareholder would have received if the shareholder had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the shareholder.

The cost of Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions, of the Shares acquired in connection with that Purchase. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan will probably be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

A participant may from time to time make voluntary cash contributions to his Account in a minimum amount of $100 (no more than $500 may be contributed per month). Participants making voluntary cash investments will be charged a $0.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions. Please contact DISC for more information on voluntary cash contributions.

The Fund reserves the right to amend the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The Plan may be terminated by the Fund.

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated by the Fund, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or, if a participant so desires, the Transfer Agent will notify the Plan Agent to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

Shareholders will receive tax information annually for personal records and to assist in preparation of their federal income tax returns.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent and Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company Lafayette Corporate Center 2 Avenue De Lafayette Boston, MA 02111
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

NYSE Symbol	KTF

CUSIP Numbers	Common Shares	23338M 106
	Series A (Preferred Shares)	23338M 205
	Series B (Preferred Shares)	23338M 304
	Series C (Preferred Shares)	23338M 403
	Series D (Preferred Shares)	23338M 502
	Series E (Preferred Shares)	23338M 601

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 621-1048 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2011

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DMIT-3
(R-027924-1 7/12)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
December 1 through December 31	-	n/a	n/a	n/a
January 1 through January 31	-	n/a	n/a	n/a
February 1 through February 28	-	n/a	n/a	n/a
March 1 through March 31	-	n/a	n/a	n/a
April 1 through April 30	-	n/a	n/a	n/a
May 1 through May 31	-	n/a	n/a	n/a
Total	-	n/a	n/a	n/a
The Fund may from time to time repurchase shares in the open market.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Municipal Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 30, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2012